UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    October 26, 2005

QUANTA CAPITAL HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Commission File Number:    000-50885

Bermuda	N/A
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1 Victoria Street, Fourth Floor
Hamilton HM11
Bermuda
(Address of principal executive offices and zip code)

441-294-6350
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Conditions.

Quanta Capital Holdings Ltd. (the "Company") issued a press release on October 26, 2005 announcing an update of its preliminary net loss estimates for Hurricanes Rita and Katrina and preliminary net loss estimates for Hurricane Wilma, which will impact the Company's results for the fourth quarter of 2005. The press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.    Other Events.

The Company issued a press release on October 27, 2005 announcing certain corporate governance changes. The press release is filed as Exhibit 99.2 to this Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01    Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press release dated October 26, 2005
99.2	Press release dated October 27, 2005

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Quanta Capital Holdings Ltd.

Date: October 31, 2005	/s/ Tobey J. Russ
Tobey J. Russ Chief Executive Officer

Index to Exhibits

Exhibit Number	Description
99.1	Press release dated October 26, 2005
99.2	Press release dated October 27, 2005